UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)

(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

Leslie Cruz, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant's telephone number, including area code: (410) 576-0100

Date of fiscal year end: 4/30

Date of reporting period: 4/30/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft-Leominster

Income Fund

ANNUAL REPORT

April 30, 2003

June 30th, 2003

Dear Shareholders:

From 1/01/03 through 6/01/03 your Income Fund has increased 10.05%. The Fund’s current yield is approximately 6.1% versus 3.34% for the 10-year treasury and 4.41% for the 30-year treasury.

When Fed Chairman Alan Greenspan changed the wording of the Federal Reserve policy statement on Tuesday, May 6th, 2003 he indicated a significant policy shift- from simply fighting inflation to embracing its benefits. The new wording suggests that the Federal Reserve will not simply fight to keep inflation low but to keep it with an acceptable and positive range. He also signaled that the tightening monetary policy that investors have been expecting may not come as soon as many believe and in fact another round of easing is possible. This could lower long-term yields, raise bonds prices and extend the refinance and mortgage booms.

A 45-year record low Federal Funds rate (1.00% versus 1.75% this time last year) and tighter yield spreads have led to increasing bond prices, making new investments in corporate bonds a more expensive. To take advantage of what we see as an improving credit environment and an improving economy, we have selectively added some bonds to the portfolio.  Though we have also maintained a larger than normal position in short-term commercial paper in order to keep some powder dry for when interest rates rise. Currently 75.8% of the Income Fund’s assets are investment grade rated or better.

As of June 1st, 2003 the Income Fund had the following characteristics:

weighted yield to maturity of 6.4%, weighted average duration (measure of sensitivity to interest rates) of 6.6, and weighted average maturity of 12.9 years. We continue to manage our credit risk through industry diversification and company analysis. We hold 73 corporate bond issues in 20 different industries.

Thank you for your investment in the Croft-Leominster Income Fund.

With kindest regards,

Sincerely,

/s/ Kent Croft

Kent Croft

Cumulative Performance Comparison

$10,000 Investment Since Inception*

April 30, 2003 Lehman Brothers Int. Govt. /Corp. Bond Index $16,554 Croft Income Fund $16,706

Average Annual Total Return For the Periods Ended April 30, 2003 Croft Income Fund Lehman Brothers Int. Govt./ Corp. Bond Index 1 Year 14.04% 10.76% 5 Year 6.42% 7.53% Since Inception 6.60% 7.60%

*Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

CROFT-LEOMINSTER INCOME FUND
	Schedule of Investments
	April 30, 2003

Shares/Principal Value		Market Value

CLOSED END MUTUAL FUNDS - 3.09%
Taxable Bond Funds - 3.09%
6,200	Alliance World Dollar Gov't II Fund	$70,804
4,500	Salomon Brothers Worldwide Income Fund	66,375
9,600	Templeton Emerging Markets Income Fund	114,432
		251,611

Total Closed End Mutual Funds (Cost $227,526)		$251,611

PREFERRED STOCKS - 1.95%
100,000	Ace Capital Trust II, 9.700%, 4/1/30	122,850
1,400	Oxy Capital Trust, 8.160%, 1/20/39	35,924
		158,774

Total Preferred Stocks (Cost $134,835)		$158,774

CORPORATE BONDS AND NOTES - 77.43%

Cable TV & Cellular Telephone - 11.08%
185,000	CF Cable TV Inc. Senior Secured Notes, 9.125%, 7/15/07	193,362
160,000	Cox Communications, Inc. Debentures, 7.250%, 11/15/15	191,056
100,000	Echostar Communications Corp. Senior Notes 9.375%, 2/1/09	107,870
186,000	Liberty Media Corp. Senior Debentures, 8.250%, 2/1/30	211,966
100,000	Tele-Communications, Inc. Notes, 7.875%, 8/1/13	117,020
80,000	Tele-Communications, Inc. Senior Debentures, 8.750%, 2/15/23	82,960
		904,234
Capital Goods - 1.36%
100,000	Toro Company Debentures, 7.800%, 6/15/27	110,740

Chemicals - 8.28%
65,000	ARCO Chemical Co. Debentures, 10.250%, 11/1/10	66,950
150,000	ARCO Chemical Co. Debentures, 9.800%, 2/1/20	142,500
75,000	Agrium, Inc. Debentures (Yankee), 7.800%, 2/1/27	83,498
100,000	Hanna (M.A.) Co. Notes 6.580%, 2/23/11	85,000
70,000	IMC Global, Inc. Senior Notes, 11.250%, 6/1/11	79,450
30,000	IMC Global, Inc. Senior Debentures, 9.450%, 12/15/11	30,336
30,000	IMC Global, Inc. Debentures, 6.875%, 7/15/07	30,000
60,000	Millennium American Senior Unsecured Debentures, 7.625%, 11/15/26	56,100
100,000	NOVA Chemicals Corp. Medium Term Notes, 7.400%, 4/1/09	101,500
		675,334
Containers & Paper - 5.05%
150,000	Abitibi-Consolidated, Inc. Debentures, 7.400%, 4/1/18	152,565
45,000	Abitibi-Consolidated, Inc. Debentures, 7.500%, 4/1/28	43,619
30,000	Abitibi-Consolidated, Inc. Debentures, 8.850%, 8/1/30	33,243
175,000	Champion International Debentures, 7.625%, 9/1/23	182,280
		411,707
Electric & Gas Utilities - 1.27%
67,000	El Paso Corp. Senior Notes, 7.000%, 5/15/11	58,290
50,000	Portland General Electric, 1st Mortgage, 7.750% 4/15/23	44,930
		103,220
Electronic Instruments and Controls - 3.13%
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	38,312
60,000	Arrow Electronics, Inc. Debentures, 7.500%, 1/15/27	56,946
100,000	Avnet Inc. Notes, 9.750%, 2/15/08	109,250
50,000	Thomas & Betts Corp. Notes, 8.250%, 1/15/04	50,750
		255,258
Energy and Energy Services - 5.74%
85,000	Anderson Exp. LTD. 6.750%, 3/15/11	96,008
65,000	Global Marine, Inc., Notes, 7.000%, 6/1/28	71,747
39,000	Magnum Hunter Res., Senior Notes, 10.000% 6/1/07	40,560
135,000	Mariner Energy Corp. Senior Subordinated Notes, 10.5%, 8/1/06	135,338
100,000	Valero Energy Corp. Notes, 8.750%, 6/15/30	124,280
		467,933
Environmental Service/Pollution Control - 0.71%
50,000	Waste Management, Inc. Debentures, 7.650%, 3/15/11	58,115

Financial Services - 8.81%
95,000	Aetna, Inc. Debentures, 7.250%, 8/15/23	108,443
100,000	American Financial Group Senior Debentures, 7.125%, 4/15/09	94,690
100,000	Capital One Bank Senior Notes, 8.250%, 6/15/05	108,350
53,000	Capital One Bank Senior Notes, 6.875%, 2/1/06	56,296
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27	70,122
50,000	CSC Holdings, Inc. Senior Notes, 7.875%, 12/15/07	52,625
105,000	Lincoln National Corp. Debentures, 9.125%, 10/1/24	118,429
85,000	Nationwide Mutual Insurance Notes, 7.500%, 2/15/24	86,853
20,000	Washington Mutual Cap Company Guarantee, 8.375%, 6/1/27	22,798
		718,606
Food and Drug Producers - 1.68%
80,000	Borden, Inc. Sinking Fund Debentures, 9.250%, 6/15/19	50,664
90,000	Tyson Food, Inc. Notes, 7.000%, 01/15/28	86,418
		137,082
Gas & Gas Transmission - 1.37%
100,000	KN Energy, Inc. Debentures , 7.250%, 3/1/28	112,150

Hotels & Motels - 3.98%
80,000	Cendant Corp. Notes, 6.875%, 8/15/06	87,472
250,000	ITT Corp. (New) Debentures , 7.750%, 11/15/25	237,500
		324,972

Industrial Goods - 3.16%
75,000	Cummins Engine Company, Inc. Debentures (Puts), 6.750%, 2/15/27	74,250
50,000	Terex Corp. Senior Subordinated Notes, 8.875%, 4/1/08	52,000
50,000	Tyco International Group, SA Company Guarantee, 5.800%, 8/1/06	49,250
50,000	Tyco International Group, SA Company Guarantee, 6.875%, 1/15/29	46,750
35,000	Tyco International Ltd., Notes, 6.375%, 1/15/04	35,350
		257,600
Media & Entertainment - 5.13%
345,000	Time Warner, Inc. Debentures, 9.150%, 2/1/23	418,243

Metals & Mining - 1.83%
130,000	Phelps Dodge Corp. Senior Notes, 9.500%, 6/1/31	149,552

Miscellaneous Consumer Goods & Services - 1.51%
100,000	Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17	123,510

Oil & Refining - 1.23%
100,000	Clark Refining & Mining, Inc. Senior Subordinated Notes, 8.875%, 11/15/07	100,750

Paper & Paper Products - 2.89%
100,000	Boise Cascade Inc. Debentures, 7.350%, 2/1/16	101,140
100,000	Bowater, Inc. Debentures, 9.375, 12/15/21	107,310
25,000	International Paper Co. Debentures, 8.125%, 6/15/24	27,060
		235,510

Pipelines - 1.89%
25,000	Sonat Inc. Notes, 6.875%, 6/1/05	23,500
150,000	Sonat Inc. Notes, 7.625%, 7/15/11	130,500
		154,000

Printing & Publishing - 2.30%
165,000	News America Holdings, Inc. Senior Debentures, 7.750%, 2/1/24	187,720

Railroads - 1.65%
130,000	Burlington Northern Sante Fe Debentures, 7.500%, 7/15/23	134,914

Retail Stores - 0.68%
55,000	Albertson's, Inc. Notes, 6.520%, 4/10/28	55,138

Semiconductors - 0.41%
30,000	Flextronics Intl., Ltd. Senior Subordinated Notes, 9.875%, 7/1/10	33,600

Telephones & Communications - 1.55%
115,000	Motorola, Inc. Debentures 6.500%, 11/15/28	110,400
13,549	Nynex Corp. Amortized Debentures, 9.550%, 5/1/10	16,413
		126,813
Tires - 0.74%
80,000	Goodyear Tire & Rubber Co. Notes, 7.857%, 8/15/11	60,000

Total Corporate Bonds and Notes (Cost $5,769,714)		$6,316,701

COMERCIAL PAPER - 15.32%
250,000	American Express Credit Corp. 1.23%, 5/7/03	250,000
200,000	General Electric Capital Corp. 30 Day, 1.250%, 5/19/03	200,000
100,000	General Electric Capital Services Corp., 1.240%, 5/7/03	100,000
200,000	General Electric Capital Services Corp., 1.250%, 5/23/03	200,000
300,000	General Motors Acceptance Corp., 1.530%, 5/16/03	300,000
200,000	Sears Roebuck Acceptance Corp., 1.50%, 5/7/03	200,000
		1,250,000

Total Comercial Paper (Cost $1,250,000)		$1,250,000

CASH AND EQUIVALENTS
Short Term Investments - 0.58%
47,522	U.S. Bank First American Treasury Obligation, .570%, (Cost $47,522)	47,522

TOTAL INVESTMENTS (Cost $7,429,597) 98.37%		8,024,608

OTHER ASSETS LESS LIABILITIES - 1.63%		133,332

NET ASSETS - 100.00%		$8,157,940

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statement of Assets and Liabilities
April 30, 2003

Assets:
Investment Securities at Market Value	$ 8,024,608
(Identified Cost $7,429,597)
Cash	39,832
Receivables:
Interest	142,382
Prepaid Expenses	4,647
Total Assets	8,211,469
Liabilities:
Shareholder Redemptions	4,000
Accrued Expenses	23,187
Accrued Management Fee	26,342
Total Liabilities	53,529
Net Assets	$ 8,157,940

Net Assets Consist of:
Capital Paid In	$ 8,545,528
Accumulated Realized Gain (Loss) on Investments - Net	(982,599)
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Identified Cost - Net	595,011
Net Assets for Shares Outstanding	$ 8,157,940

Offering Price Per Share	$ 9.90
($8,157,940/823,892 shares)

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statement of Operations

For the year
ended
April 30, 2003
Investment Income:
Dividends	$ 22,898
Interest	559,240
Total Investment Income	582,138
Expenses:
Advisory fees (Note 3)	63,475
Transfer agent & Accounting fees	30,225
Audit fees	10,993
Legal fees	9,071
Printing expense	7,322
Custody fees	6,053
Registration fees	4,974
Insurance expense	4,973
Other	1,472
Trustee Fees	672
Total Expenses	139,230

Less: Advisory fees waived (Note 3)	(50,846)
Net Expenses	88,384

Net Investment Income	493,754

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(21,085)
Unrealized Appreciation (Depreciation) on Investments	587,528
Net Realized and Unrealized Gain (Loss) on Investments	566,443

Net Increase (Decrease) in Net Assets from Operations	$ 1,060,197

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Statement of Changes in Net Assets

	For the year	For the year
	ended	ended
	April 30, 2003	April 30, 2002
Operations:
Net investment income (loss)	$ 493,754	$ 505,850
Net realized gain (loss) on investment transactions	(21,085)	(139,760)
Net unrealized appreciation (depreciation) on investments	587,528	172,802
Net increase (decrease) in net assets resulting from operations	1,060,197	538,892
Dividends and Distributions to Shareholders From:
Net investment income	(496,247)	(523,219)
Return of capital	0	(28,471)
Net change in net assets from Distributions	(496,247)	(551,690)
Capital Share Transactions:
Proceeds from sale of shares	575,263	550,467
Shares issued on reinvestment of dividends	376,141	417,291
Cost of shares redeemed	(1,644,870)	(346,506)
Net Increase (Decrease) from Shareholder Activity	(693,466)	621,252

Net Assets:
Net increase (decrease) in net assets	(129,516)	608,454
Beginning of year	8,287,456	7,679,002
End of year	$ 8,157,940	$ 8,287,456

Share Transactions:
Shares sold	60,385	58,381
Shares issued on reinvestment of dividends	40,433	44,449
Shares redeemed	(174,513)	(36,503)
Net increase (decrease) in shares	(73,695)	66,327
Outstanding at beginning of period	897,587	831,260
Outstanding at end of period	823,892	897,587

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
Financial Highlights
April 30, 2003
Selected data for a share outstanding throughout the period.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	4/30/03	4/30/02	4/30/01	4/30/00	4/30/99

Net Asset Value at Beginning of Period	$ 9.23	$ 9.24	$ 9.43	$10.47	$ 10.95
Net Investment Income	0.57	0.59	0.72	0.76	0.77
Net Gains or Losses on Securities
(Realized and Unrealized)	0.67	0.04	(0.20)	(1.02)	(0.46)
Total from Investment Operations	1.24	0.63	0.52	(0.26)	0.31

Dividends (From Net Investment Income)	(0.57)	(0.61)	(0.71)	(0.78)	(0.76)
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	(0.03)
Return of Capital	0.00	(0.03)	0.00	0.00	0.00
Total Distributions	(0.57)	(0.64)	(0.71)	(0.78)	(0.79)

Net Asset Value at End of Period	$ 9.90	$ 9.23	$ 9.24	$ 9.43	$ 10.47

Total Return	14.04%	6.91%	5.78%	(2.40)%	2.91%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,158	$ 8,287	$ 7,679	$ 8,157	$ 10,121
Ratio of Expenses to Average
Net Assets before waiver	1.72%	1.76%	1.91%	1.79%	1.78%
Ratio of Expenses to Average
Net Assets after waiver	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average
Net Assets before waiver	5.48%	5.57%	6.92%	6.97%	6.47%
Ratio of Net Investment Income to Average
Net Assets after waiver	6.11%	6.23%	7.73%	7.66%	7.15%
Portfolio Turnover Rate	37.26%	23.80%	12.33%	5.87%	13.45%

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2003

Note 1. Organization

 The Croft-Leominster Income Fund (the “Fund”), is a managed portfolio of the Croft Funds Corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft Leominster Value Fund.  It was organized in 1994 to succeed to the business of Croft-Leominster Inc.’s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners’ capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership’s net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund’s capital stock. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at their last quoted sales price.  Investments for which have no sale is reported are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale and bid prices.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost doesn’t reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryfowards generated in prior years will be used to offset a portion of current year’s net realized gains.

Other: The Fund follows industry practice and records security transaction on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Croft-Leominster Inc. (the “Advisor”) as its Investment Advisor.  Under the terms of the management agreement, the Advisor provides portfolio management and makes day-to-day investment decisions for the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of .79% of the Fund’s average daily net assets.  For the year ended April 30, 2003, the Advisor earned $63,475.  Through the year ended April 30, 2003, the Advisor guaranteed that the overall expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) would not exceed an annual rate of 1.10% of the Fund’s average net assets. As a result, for the fiscal year ended April 30, 2003, the Advisor waived $50,846 of the advisory fee.

Pursuant to a plan of Distribution, the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Croft Funds Corporation elected to suspend the 12b-1 fee for the Fund on August 23, 1995.  The 12b-1 fee will be suspended into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

Certain Directors and officers of the Corporation are “interested persons” (as defined in the Investment Company Act of 1940) of the Corporation. Each “non-interested” Director is entitled to receive an annual fee of $500 plus expenses for services related to the Corporation.

Note 4. Capital Share Transactions

At April 30, 2003, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $8,545,528 for the Fund.

Note 5. Investments

For the fiscal year ended April 30, 2003, the cost of purchases and the proceeds from the sales, other than short-term securities, aggregated $3,055,236 and $2,375,018, respectively.  As of April 30, 2003, the gross unrealized appreciation for all securities totaled $681,757 and the gross unrealized depreciation for all securities totaled $86,746, for a net unrealized appreciation of $595,011 on a tax basis.  The aggregate cost of securities for federal income tax purposes at April 30, 2002 was $7,429,597.

Note 6. Distributions to Shareholders

The Fund makes distributions quarterly. During the fiscal year ended April 30, 2003, distributions of $0.57 aggregating $496,247 were declared from net investment income.

The tax character of distributions paid during the fiscal years ended April 30, 2003 and 2002 were as follows:

Distributions from:	2003	2002
Ordinary Income	$496,247	$523,219
Short-Term Capital Gain	0	0
Long-Term Capital Gain	0	0
Return of Capital	0	28,471
	$496,247	$551,690

As of April 30, 2003 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary income/ (accumulated losses)	$ 0
Undistributed Long-term capital gain/ (accumulated losses)	(982,599)
Unrealized appreciation/ (depreciation)	595,011
$(387,588)

There were no differences between book basis and tax-basis unrealized appreciation (depreciation).

Note 7. Capital Loss Carryforwards

At April 30, 2003, the Fund had available for federal income tax purposes an unused capital loss carryforward of $935,437, of which $141,632 expires in 2008, $632,960 expires in 2009, $139,760 expires in 2010, and $21,085 expires in 2011.  Capital loss carryforwards are available to offset future gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset, will not be distributed to shareholders.

                Information Regarding Directors and Officers

The Board of Directors supervises the business activities of the Corporation. Each Director serves as a Director until the termination of the Director unless the Director dies, resigns, retires or is removed.

The following table provides information regarding each Director who is not an “interested person” of the Corporation, as defined in the Investment Company Act of 1940.

Name, Age and Address            Principal Occupation(s)                       Number of       Other Directorships    Length of

                                                         During last five years and                     Portfolios       held by Director or    Time Served

                                                         Position held with Corporation            overseen by     Officer

                                                                                                                             Director

Kent G. Croft, (02/26/63), 1317 Walnut Hill Lane Ruxton MD, 21204	Director, President, and Secretary of the Corporation, President, Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc., Wildfowl Trust of North America, St. Paul’s School	8years
George D. Edwards, II (10/22/37), 1016 Rolandvue Baltimore MD, 21204	George D. Edwards, II (10/22/37), Chairman of the Board, Partner of the Omega Organization Inc. since 1995. President and Chief Executive Officer, Hottman Edwards Advertising, Inc. (advertising agency), 1971-1995.	2	None	8 years
Frederick S. Billig (02/28/33), 15020 Rolling Hills Drive Glenwood MD, 21738	Director of the Corporation. Chief Scientist and Associate Supervisor, John Hopkins University Applied Physics Lab since 1987; President, Pyrodyne, Inc. since 1977.	2	None	8 years
L. Gordon Croft (10/27/32), 7503 Club Road Ruxton MD, 21204	Vice President of the Corporation. Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc.	8 years
Charles Jay McLaughlin 09/20/62), 28320 St. Michaels Road, Easton MD, 21601	Director of the Corporation. Vice President Retail Sales, Orion Safety Products as of January 1, 1998. Vice President Marine Division, Orion Safety Products (1996-1998). Attorney, Oppenheimer Wolff & Donnelly (law firm, 1989-1995).	2	Orion Safety Products	4 years

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-551-0990.

1-800-746-3322

                 This report is provided for the general information of the shareholders of the Croft-Leominster Income Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Croft-Leominster

Value Fund

ANNUAL REPORT

April 30, 2003

June 30th, 2003

Dear Shareholder:

From 1/01/03 through 6/30/03 your Croft-Leominster Value Fund increased +13.3%. Over the same period the S&P 500 Index returned +11.8%.  For the period encompassing the bear market, beginning 1/01/00 and ending 6/30/03 the Value Fund has declined -4.9% versus a -30.3% decline in the S&P 500.

2002 was another bleak year in the stock market marking the third straight year of decline, the longest since the 1930’s.Through mid 2003 the market has risen in response to a quick and successful war in Iraq, but its rise has been tempered by conflicting economic news and geopolitical concerns. We continue to search for companies that have solid operating histories, cash flows, and earnings prospects. Additionally, we look for firms with low price to book values, low downside risk, and above average long-term appreciation potential. As of June 1st, 2003 the Value Fund had the following characteristics.

	Value Fund	S&P 500 Index
Estimated 2003 Price/Earnings	13.4x	18.7x
Estimated Growth Rate	10.9%	8.0%
Yield	1.6%	1.8%

Two of the names in which we have increased our portfolio’s holdings during the last year are Liberty Media and AOL TimeWarner.

Liberty Media, under CEO John Malone’s guidance, is fast becoming an internationally recognized media powerhouse. With a large cash balance, holdings that include stakes in QVC, News Corp. and USA Interactive, and trading at an estimated 30% discount to its net asset value, we believe the risk reward potential for Liberty is very promising. Valuable assets and a heavy cash position limit the downside while a selective acquisition strategy (such as bidding for Vivendi Universal’s assets) and an improving balance sheet give us confidence for their future.

Heavy public criticism of AOL TimeWarner from both former employees and investors in the last year has had the effect of discounting the real value of AOL TimeWarner, namely the TimeWarner assets.  These assets include: the Harry Potter, the Matrix and the Lord of the Rings film franchises; cable channels such as HBO, TNT, CNN; the TimeWarner Music Group and sports teams like the Atlanta Braves.  We believe that while the value of the AOL division may be negligible, bad press has obscured the real value inherent in its entertainment assets.

A couple of the more notable names we eliminated from our portfolio in the last year are Williams Corp. and Home Depot. Both were successful purchases for us but whose purpose for ownership has disappeared.

After the Enron scandal many companies with similar business models suffered massive drops in value that created some great opportunities for investors. Williams Corp., a competitor of Enron, as well as a natural gas pipeline owner and distributor fell into similar trouble dropping over 90% from its high. It was at this point we felt that the value of the pipeline assets outweighed the remote risk of bankruptcy. We held Williams for a short period and made a significant return on investment. However, after the near-term liquidity concerns were addressed we began to question the earnings power of the remaining assets and exited the investment.

Home Depot was purchased because of an excessive valuation gap between it and its chief competitor Lowes. When this gap narrowed we dropped Home Depot from the portfolio as we believed it to have a lower growth rate than Lowes.

Thank you for your investment in the Croft-Leominster Value Fund.

Sincerely,

/s/ Kent Croft

Kent Croft

Cumulative Performance Comparison

$10,000 Investment Since Inception*

April 30, 2003 S&P 500 $18,119 Russell 2000 Value $18,717 Croft Value Fund $17,004

Average Annual Total Returns

For the Periods Ended April 30, 2003

                             Croft Value Fund           S&P 500              Russell 2000 Value

1 Year

                                 (19.11%)          (14.86% )                           (-21.93%)

5 Year                                   (3.27%)             (3.78%)                             (-3.76%)

Since Inception

                       6.89%                7.48%                                 5.18%

*Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

CROFT-LEOMINSTER VALUE FUND
	Schedule of Investments
	April 30, 2003
	Market Value
Shares

COMMON STOCK - 92.26%

Auto & Truck Manufacturers - 1.25%
1,500	Ingersoll-Rand Company Ltd.	$66,120

Banks, Savings & Loans and Brokers - 4.80%
1,000	Bank of America Corp.	74,050
4,400	FleetBoston Financial Corp.	116,688
1,000	Wachovia Corp.	38,210
500	Wells Fargo & Co.	24,130
		253,078

Beverages - 1.28%
3,300	Pepsi Bottling Group, Inc.	67,782

Biotechnology & Drugs - 4.92%
555	AmerisourceBergen Corp.	32,107
4,500	Bristol-Myers Squibb Co.	114,930
1,000	King Pharmaceuticals, Inc.*	12,610
2,300	Wyeth	100,119
		259,766

Capital Equipment - 5.09%
1,100	Eaton Corp.	90,277
4,408	Honeywell International, Inc.	104,029
4,500	Terex Corp.*	74,475
		268,781

Capital Goods - 0.59%
2,000	Flowserve Corp.*	30,880

Chemicals - 3.26%
5,800	Crompton Corp.	37,236
985	Eastman Chemical Company	30,072
9,000	OM Group, Inc.	104,940
		172,248

Chemicals - Plastics & Rubber 0.53%
6,000	PolyOne Corp.	27,720

Communications Equipment & Services - 1.71%
20,260	Lucent Technologies, Inc. *	36,468
2,300	SBC Communications, Inc.	53,728
		90,196

Conglomerates - 2.48%
1,600	Federal Signal Corp.	27,648
1,000	General Electric Co.	29,450
2,500	Textron, Inc.	73,725
		130,823

Consumer Cyclical - 1.25%
3,136	Masco Corp.	66,076

Consumer Nondurables - 1.72%
1,800	Newell Rubbermaid Co.	54,864
400	Procter & Gamble Co.	35,940
		90,804

Consumer Services - 0.94%
2,458	Viad Corp.	49,430

Containers & Paper - 1.23%
1,500	Packaging Corp. of America*	28,215
1,800	Pactiv Corp.*	36,936
		65,151

Financial Services - 3.85%
4,360	Citigroup, Inc.	171,130
600	PartnerRe, Ltd.	32,100
		203,230

Food Processing - 0.68%
800	General Mills, Inc.	36,088

Health Care - 2.56%
1,200	HCA, Inc.	38,520
2,500	McKesson Corp.	69,350
1,200	STERIS Corp.*	27,240
		135,110

Hotels & Motels - 1.19%
4,400	Cendant Corp.*	62,832

Insurance - 8.35%
2,450	ACE Ltd.	81,046
2,743	Lincoln National Corp.	87,666
4,100	Prudential Financial Inc.	131,077
2,200	St. Paul Companies	75,548
248	Travelers Property & Casualty Corp. CL A	4,025
511	Travelers Property & Casualty Corp. CL B	8,304
5,100	U.S.I. Holdings Corp.*	53,295
		440,961

Iron & Steel - 1.14%
4,200	U.S. Steel Corp.	60,144

Materials - 0.51%
1,100	Engelhard Corp.	27,005

Media & Entertainment - 8.14%
3,800	Cablevisions Systems CL A *	85,196
1,182	Clear Channel Communications, Inc.*	46,228
14,768	Liberty Media Corp. CL A*	162,448
3,129	Viacom, Inc. CL B*	135,830
		429,702

Multi-Industry - 5.24%
5,624	SPX Corp.*	190,091
5,550	Tyco International Ltd.	86,580
		276,671

Oil & Gas Operations - 2.45%
9,300	Dynegy Inc.*	40,920
3,975	Premcor, Inc.*	88,602
		129,522

Paper & Paper Products - 5.77%
9,000	Abitibi-Consolidated Inc.	63,000
3,100	Boise Cascade Corp.	71,207
700	Bowater Inc.	27,251
10,161	Smurfit-Stone Container Corp.*	142,864
		304,322

Pharmaceutical - 3.84%
1,900	Abbott Laboratories	77,197
680	Amgen, Inc. *	41,684
1,900	Pfizer, Inc.	58,425
1,400	Schering-Plough Corp.	25,340
		202,646

Retail - 4.78%
2,300	Home Depot Inc.	64,699
4,270	Lowes Companies, Inc.	187,410
		252,109

Technology - 4.83%
1,650	Axcelis Technologies*	9,372
7,400	AOL Time Warner, Inc. *	101,232
800	Beckman Coulter, Inc.	31,096
698	Flextronics International Ltd.*	6,121
3,200	Ikon Office Solutions	24,832
200	International Business Machines Corp.	16,980
1,500	Pitney Bowes, Inc.	52,665
3,900	Solectron Corp.*	12,441
		254,739

Tires - 0.67%
2,500	Cooper Tire & Rubber Co.	35,200

Transportation - 1.77%
3,025	CP Ships Ltd.	44,014
1,100	JB Hunt Transport Services*	37,961
1,025	Kansas City Southern Industries, Inc.*	11,347
		93,322

Utilities - 5.44%
1,200	Ameren Corp	49,176
8,040	Calpine Corp.*	43,175
2,001	ConocoPhillips, Inc.	100,650
5,200	FMC Corporation, Inc. *	94,224
		287,225

TOTAL FOR COMMON STOCK (Cost $4,492,374)		4,869,683

Preferred Stock - 0.75%
1,600	Equities Securities Trust I 6.5% Convertible	39,360

TOTAL FOR PREFERED STOCK (Cost $38,845)		39,360

Money Market Funds - 7.69%
405,918	First American Treasury Obligation Fund .57% (Cost $405,918)	405,918

TOTAL INVESTMENTS 100.70%		5,314,961
(Identified Cost $4,937,137)

LIABILITIES IN EXCESS OF OTHER ASSETS- (.70)%		(36,814)

NET ASSETS - 100.00%		$5,278,147

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statement of Assets and Liabilities
April 30, 2003

Assets:
Investment Securities at Market Value	$5,314,961
(Identified Cost $4,937,137)
Cash	27,921
Receivables:
Dividends and Interest	6,409
Securities Sold	45,814
Prepaid Expenses	2,400
Total Assets	5,397,505
Liabilities:
Accrued Expenses	19,879
Accrued Management Fees	3,332
Payable for Securities Purchased	96,147
Total Liabilities	119,358
Net Assets	$5,278,147

Net Assets Consist of:
Paid In Capital	5,289,369
Accumulated Undistributed Net Investment Income	7,797
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(396,843)
Unrealized Appreciation/(Depreciation) in Value of Investments Based on Identified Cost - Net	377,824
Net Assets for 378,525 Shares Outstanding	5,278,147

Per Share Net Asset Value and Redemption Price	$13.94
Offering Price Per Share ($5,278,147/378,525 shares)	13.94

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Statement of Operations

5/1/2002
to
4/30/2003
Investment Income:
Dividends	$78,847
Interest	1,141
Total Investment Income	79,988
Expenses:
Advisory fees (Note 3)	45,239
Transfer agent fees & accounting	25,410
Audit fees	10,056
Legal fees	9,071
Printing and postage expense	7,321
Custody fees	5,162
Registration fees	4,973
Insurance expense	4,685
Trustee fees	1,023
Other Fees	1,508
Total Expenses	114,448
Less:
Advisory fee waiver (Note 3)	(42,257)
Net Expenses	72,191
Net Investment Income / (Loss)	7,797

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(397,735)
Unrealized Appreciation (Depreciation) on Investments	(661,168)
Net Realized and Unrealized Gain (Loss) on Investments	(1,058,903)

Net Increase (Decrease) in Net Assets from Operations	$(1,051,106)

The accompanying notes are an integral part of the financial statements.

Croft Funds Corporation
CROFT-LEOMINSTER VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
	For the year	For the year
	ended	ended
	April 30, 2003	April 30, 2002
Operations:
Net investment income (loss)	7,797	(12,230)
Net realized gain (loss) on investment transactions	(397,735)	14,824
Net unrealized appreciation (depreciation) on investments	(661,168)	(312,387)
Net increase (decrease) in net assets resulting from operations	(1,051,106)	(309,793)
Dividends and Distributions to Shareholders From:
Net investment income	0	(8,995)
Net realized gains	(4,788)	(80,441)
Net Change in Net Assets from Distributions	(4,788)	(89,436)
Capital Share Transactions:
Proceeds From Sale of Shares	853,693	868,537
Shares Issued on Reinvestment of Dividends	4,604	84,659
Cost of Shares Redeemed	(251,497)	(264,555)
Net Increase (Decrease) from Shareholder Activity	606,800	688,641

Net Assets:
Net increase (decrease) in net assets	(449,094)	289,412
Beginning of year	5,727,241	5,437,829
End of year ( including accumulated undistributed net investment income of $7,797 and $8,999, respectively)	$5,278,147	$5,727,241

Share Transactions:
Shares sold	64,943	50,426
Shares issued on reinvestment of dividends	352	4,706
Shares redeemed	(18,750)	(14,927)
Net increase (decrease) in shares	46,545	40,205
Outstanding at beginning of period	331,980	291,775
Outstanding at end of period	378,525	331,980

The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER VALUE FUND
Financial Highlights
April 30, 2003
Selected data for a share outstanding throughout the period.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2003	April 30, 2002	April 30, 2001	April 30, 2000	April 30, 1999

Net Asset Value at Beginning of Period	$17.25	$18.64	$16.57	$16.65	$17.03
Net Investment Income/ (Loss)	0.02	(0.04)	0.05	(0.08)	(0.04)
Net Gains or Losses on Securities (Realized and Unrealized)	(3.32)	(1.07)	2.04	0.00	(0.10)
Total from Investment Operations	(3.30)	(1.11)	2.09	(0.08)	(0.14)

Distributions (From Net Investment Income)	0.00	(0.03)	(0.02)	0.00	0.00
Distributions (From Capital Gains)	(0.01)	(0.25)	0.00	0.00	(0.24)
Total Distributions	(0.01)	(0.28)	(0.02)	0.00	(0.24)

Net Asset Value at End of Period	$13.94	$17.25	$18.64	$16.57	$16.65

Total Return	(19.11)%	(6.05)%	12.61%	(0.48)%	(0.63)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$5,278	$5,727	$5,438	$4,864	$4,899
Ratio of Expenses to Average Net Assets before reimbursement	2.37%	2.23%	2.46%	2.47%	2.59%
Ratio of Net Investment Income to Average Net Assets before reimbursement	(0.71)%	(0.92)%	(0.74)%	(1.01)%	(1.37)%
Ratio of Expenses to Average Net Assets after reimbursement	1.50%	1.50%	1.44%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets after reimbursement	0.16%	(0.22)%	0.28%	(0.49)%	(0.29)%
Portfolio Turnover Rate	54.64%	47.79%	54.57%	55.66%	89.33%

The accompanying notes are an integral part of the financial statements.

CROFT FUNDS CORPORATION

CROFT-LEOMINSTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2003

Note 1. Organization

 The Croft-Leominster Value Fund (the “Fund”), a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft Leominster Income Fund.  The Fund’s investment objective is to seek growth of capital.  It invests primarily (under normal market conditions, at least 65% of its total assets) in common stocks which are believed by the Manager to be undervalued and have good prospects for capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sales price.  Investments for which have no sale is reported are valued at the last bid price. Short-term obligations having remaining maturities of 60 days or less, are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Fund’s Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and to disclosure contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for the financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the Fund. Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Croft-Leominster Inc. (the “Advisor”) as its Investment Advisor.  Under the terms of the management agreement, the Advisor provides portfolio management and makes day-to-day investment decisions for the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of 0.94% of the Fund’s average daily net asset value. For the year ended April 30, 2003, the Advisor earned $45,239.  Through the year ended April 30, 2003, the Advisor guaranteed that the overall expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) would not exceed an annual rate of 1.50% of the Fund’s average net assets.  For the fiscal year ending April 30, 2003, the Advisor waived $42,257 of the advisory fee.

Pursuant to a plan of Distribution, the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  The Corporation elected to suspend the 12b-1 fee on May 1, 1999. The 12b-1 fee will be suspended into the foreseeable future; however, the Corporation reserves the right to terminate the suspension and reinstate the 12b-1 fee at any time in its sole discretion.

Certain Directors and officers of the Corporation are “interested persons” (as defined in the Investment Company Act of 1940) of the Corporation. Each “non-interested” Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

Note 4. Capital Share Transactions

At April 30, 2003, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $5,289,369 for the Fund.

Note 5. Investments

For the fiscal year ended April 30, 2003, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $3,120,440 and $2,584,999, respectively. As of April 30, 2003, the gross unrealized appreciation for all securities totaled $814,137 and the gross unrealized depreciation for all securities totaled $614,734, for a net unrealized appreciation of $199,403 on a tax basis.  The aggregate cost of securities for federal income tax purposes at April 30, 2003 was $5,115,558.   The difference between book cost and tax cost consists of wash sales in the amount of $29,102 and post- October losses in the amount of $149,319.

Note 6. Loss Carryforwards

At April 30, 2003, the Fund had available for federal tax purposes an unused capital loss carryforward of $219,314 which expires in 2011.  Capital loss carryforwards are available to offset future realized capital gains.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.  The Fund elected to defer post-October losses of $149,319.

Note 7. Distributions to Shareholders

On December 26, 2002, the Fund paid a distribution of $0.01 per share from long term capital gains.

The tax character of distributions paid during the fiscal years ended April 30, 2003 and 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary Income	$-	8,995
Short-Term Capital Gain	-	-
Long-Term Capital Gain	4,788	80,441
	$4,788	$89,436

As of April 30, 2003 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)

$ 7,797

Undistributed long-term capital gain/ (accumulated losses)

(218,422)

Unrealized appreciation/ (depreciation)

199,403

$ (11,222)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and post- October losses.

                Information Regarding Directors and Officers

The Board of Directors supervises the business activities of the Corporation. Each Director serves as a Director until the termination of the Director unless the Director dies, resigns, retires or is removed.

The following table provides information regarding each Director who is not an “interested person” of the Corporation, as defined in the Investment Company Act of 1940.

Name, Age and Address            Principal Occupation(s)                       Number of       Other Directorships    Length of

                                                         During last five years and                     Portfolios       held by Director or    Time Served

                                                         Position held with Corporation            overseen by     Officer

                                                                                                                             Director

Kent G. Croft, (02/26/63), 1317 Walnut Hill Lane Ruxton MD, 21204	Director, President, and Secretary of the Corporation, President, Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc., Wildfowl Trust of North America, St. Paul’s School	8years
George D. Edwards, II (10/22/37), 1016 Rolandvue Baltimore MD, 21204	George D. Edwards, II (10/22/37), Chairman of the Board, Partner of the Omega Organization Inc. since 1995. President and Chief Executive Officer, Hottman Edwards Advertising, Inc. (advertising agency), 1971-1995.	2	None	8 years
Frederick S. Billig (02/28/33), 15020 Rolling Hills Drive Glenwood MD, 21738	Director of the Corporation. Chief Scientist and Associate Supervisor, John Hopkins University Applied Physics Lab since 1987; President, Pyrodyne, Inc. since 1977.	2	None	8 years
Charles Jay McLaughlin 09/20/62), 28320 St. Michaels Road, Easton MD, 21601	Director of the Corporation. Vice President Retail Sales, Orion Safety Products as of January 1, 1998. Vice President Marine Division, Orion Safety Products (1996-1998). Attorney, Oppenheimer Wolff & Donnelly (law firm, 1989-1995).	2	Orion Safety Products	4 years

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-551-0990.

1-800-746-3322

                 This report is provided for the general information of the shareholders of the Croft-Leominster Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2.  Code of Ethics.  Not applicable.

Item 3.  Audit Committee Financial Expert. Not applicable.

Item 4.  Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)

Not applicable.

(b)

There were no significant changes in the registrant’s internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Not applicable.

(b) Certifications required by Item 10(b) of Form N-CSR are filed herewith.

SIGNATURES

[See General Instruction F: the report must be signed by the registrant, and by each officer that provided a certification.]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date July 14, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date July 14, 2003

By Carla Reedinger, CFO

*Carla Reedinger, CFO

Date July 14,2003

* Print the name and title of each signing officer under his or her signature.

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